JPMorgan Trust I
JPMorgan U.S. Research Enhanced Equity Fund
(All Share Classes)
J.P. Morgan Exchange-Traded Fund Trust
JPMorgan U.S. Research Enhanced Large Cap ETF
(each a “Fund” and collectively, the “Funds”)
Supplement dated June 4, 2026
to the current Summary Prospectuses, Prospectuses and
Statements of Additional Information, as supplemented
The purpose of this supplement is to announce the results of the recent special joint meeting of the shareholders held on June 4, 2026 (the “Meeting”), at which the shareholders considered a proposal to change each Fund from a diversified company to a non-diversified company by eliminating each Fund’s related fundamental policy (the “Proposal”).
The shareholders and/or their designated proxies convened for the Meeting and the Proposal was approved with respect to the Funds. As a result, effective on June 8, 2026 (the “Effective Date”), the Funds will each begin operating as a non-diversified investment company.
As of the Effective Date, the Funds’ Prospectuses and Summary Prospectuses are modified as noted below:
For the JPMorgan U.S. Research Enhanced Equity Fund, the following will be added at the end of the fourth paragraph under “Risk/Return Summary — What are the Fund’s main investment strategies?” and at the end of the fourth paragraph under the “More About the Funds — Additional Investment Strategies — U.S. Research Enhanced Equity Fund”:
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
For the JPMorgan U.S. Research Enhanced Large Cap ETF, the following will be added as the sixth paragraph under “Risk/Return Summary — What are the Fund’s main investment strategies?” and at the end of the fifth paragraph under the “More About the Fund — Investment Strategies — U.S. Research Enhanced Large Cap ETF”:
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
For each Fund, the “Significant Holdings Risk” disclosure will be deleted under “Risk/Return Summary — The Fund’s Main Investment Risks” and the following risk factor will be added to the section:
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a Fund which invests in more securities.
In addition, for the JPMorgan U.S. Research Enhanced Equity Fund, the “Significant Holdings Risk” disclosure in the “More About the Funds — Investment Risks” will no longer be applicable to the Fund and the following risk factor will be added to the risk table and in the section:
Non-Diversified Fund Risk. If a Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in a Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of a Fund’s Shares may also be more volatile than the value of a Fund which invests in more securities.

SUP-JPMUSREENONDIV-626

In addition, in connection with this change, as of the Effective Date, each Fund’s Statement of Additional Information is modified as noted below:
For the JPMorgan U.S. Research Enhanced Equity Fund, the following policy in the “Investment Policies — Investment Policies of the Diversified Fund, the U.S. Equity Fund, the U.S. Large Cap Core Plus Fund, the U.S. Research Enhanced Equity Fund and the U.S. Small Company Fund — Fundamental Investment Policies” section is deleted entirely and replaced by the following:

(1)
May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act. This policy does not apply to JPMorgan U.S. Research Enhanced Equity Fund, which is non-diversified.

The section titled “Diversification” is hereby deleted in its entirety and replaced by the following:
JPMT I, JPMT II, JPMT IV, JPMMFIT and JPMFMFG are each a registered open-end investment company. All of the Funds except the JPMorgan U.S. GARP Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan U.S. Research Enhanced Equity Fund and the JPMorgan Growth Advantage Fund intend to meet the diversification requirement of the 1940 Act. The JPMorgan U.S. GARP Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan U.S. Research Enhanced Equity Fund and the JPMorgan Growth Advantage Fund are “non-diversified” series of the Trusts.
For a more complete discussion, see the “Diversification” section in Part II of this SAI.
For the JPMorgan U.S. Research Enhanced Large Cap ETF, the following policy in the “Investment Policies — Fundamental Investment Policies” section is deleted entirely and replaced by the following:

(8)
Each Fund except Active Growth ETF, Fundamental Data Science Large Core ETF, Nasdaq Equity Premium Income ETF and JPMorgan U.S. Research Enhanced Large Cap ETF may not make any investment inconsistent with its classification as a diversified investment company as that term is defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.

The section titled “Diversification” is hereby deleted in its entirety and replaced by the following:
The Trust is a registered management investment company. Each Fund intends to meet the diversification requirements of the 1940 Act, except for the Active Growth ETF, Fundamental Data Science Large Core ETF, JPMorgan U.S. Research Enhanced Large Cap ETF and Nasdaq Equity Premium Income ETF, which are non-diversified. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE